                                                                   Exhibit 10.16

                            SECOND OMNIBUS AMENDMENT

     This Second Omnibus Amendment, dated as of December 1,2003 (this "Amendment"), is among ROWE FURNITURE, INC., a Virginia corporation ("Rowe Furniture"), THE ROWE COMPANIES, a Nevada corporation ("Rowe Companies"), ROWE PROPERTIES, INC., a California corporation, STOREHOUSE, INC., a Georgia corporation, ROWE DIVERSIFIED, INC., a Delaware corporation, and ROWE FURNITURE WOOD PRODUCTS, INC. (formerly known as The Wexford Collection, Inc.), a California corporation ("Guarantors"). ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"), certain financial institutions parties hereto as a lender (individually, a "Lender" and collectively, the "Lenders") and SUNTRUST BANK (as successor to Crestar Bank), a Georgia banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

     1. Rowe Furniture, the Guarantors, The Mitchell Gold Co. (subsequently released from its obligations thereunder), the Lessor, the Lenders and the Agent entered into that certain Master Agreement, dated as of August 27,1999, as amended by the First Modification to Synthetic Lease Financing Operative Documents, dated as of October 11, 2000, and by the Omnibus Amendment, dated as of May 15,2002 (the "Master Agreement").

     2. The parties hereto desire to amend the Master Agreement and certain of the other Operative Documents.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1 Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Master Agreement.

     SECTION 2. Covenants From Fleet Loan Agreement. The parties hereto hereby agree that the covenants and continuing agreements set forth in Sections 9.2.9 and 9.3 of the Fleet Loan Agreement (as hereinafter defined), together with the defined terms used therein, each as in effect on the date hereof, are hereby incorporated by reference as if fully set forth herein. In the event that the Fleet Loan Agreement is amended or terminated after the date hereof, Rowe Furniture shall promptly notify the Agent thereof in writing, which notice shall be accompanied by the form of such amendment or of any replacement loan or credit agreement, as applicable. If requested by the Required Funding Parties, those portions of the amendment to, or replacement of, the Fleet Loan Agreement as are designated by the Required Funding Parties shall amend or replace the covenants incorporated herein by reference. Unless amended or replaced pursuant to the foregoing sentence, or otherwise with the written agreement of the Required Funding Parties, the covenants and definitions incorporated herein by reference shall be those covenants and definitions as they exist on the date of this Amendment, and shall continue as such, notwithstanding any subsequent amendment or waiver thereof, or any subsequent termination of the Fleet Loan Agreement.

     The definition of "Fleet Loan Agreement" set forth in Appendix A to the Master Agreement is hereby deleted, and the following shall be substituted therefore, in appropriate alphabetical order:

     "Fleet Loan Agreement" means the Loan and Security Agreement, dated as of May 15,2002, among The Rowe Companies, Rowe Diversified, Inc., Rowe Furniture Wood Products, Inc., Rowe Properties, Inc., Storehouse, Inc., Rowe Furniture, Inc., The Mitchell Gold Co. (subsequently released from its obligations thereunder), the various financial institutions party thereto and Fleet Capital Corporation, as Agent, as amended by that certain letter amendment dated as of June 17, 2002, the Second Amendment to Loan and Security Agreement dated October 10,2002, the Third Amendment to Loan and Security Agreement dated February 28,2003, the Fourth Amendment to Loan and Security Agreement dated April 2,2003 and the Fifth Amendment to Loan and Security Agreement dated as of November30,2003.

     SECTION 3 Amoritization Amount. The definition of "Amoritization Amount" that appears in Appendix A is hereby amended by deleting it in its entirety, and substituting therefore the following: "Amortization Amount" means, with respect to each Monthly Payment Date $72,300.

     The definitions of "Amortizing Portion", "Free Cash Flow", "Free Cash Mandatory Payment Date", "Non-Amortizing Portion", "Reserve Payment Date", "Sylmar Escrow" and "Sylmar Escrow Prepayment" set forth in Appendix A are hereby deleted.

     SECTION 4 Base Term. The definition of "Base Term" that appears in Appendix A is hereby amended by deleting the text of clause (a) thereof and substituting therefor the date "December 1,2008".

     SECTION 5 Interest. Yield. Section 2.4(a) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and substituting therefor the following: "Each Loan shall bear interest during each Rent Period at a rate equal to the sum of (i) the Adjusted LIBOR Rate for such Rent Period, plus (ii) the Applicable Margin per annum, computed using the actual number of days elapsed and a 360-day year."

     The Lessor Side Letter is hereby amended to provide that Yield on the Lessor's Invested Amount shall be calculated at the same rate as the interest rate on the Loans.

     Notwithstanding anything to the contrary set forth in the Operative Documents, all of the Funded Amounts shall be LIBOR Advances.

     Each of the definitions of "Applicable Margin", "Monthly Payment Date" and "Payment Date" that appears in Appendix A is hereby amended by deleting it in its entirety and substituting therefor the following:

     "Applicable Margin" means with respect to each day for each LIBOR Advance the applicable percentage set forth below for the corresponding Consolidated Leverage Ratio (as defined in the Fleet Loan Agreement) as most recently determined based on Rowe Companies' most recent audited annual or unaudited quarterly consolidated financial statements, tested each quarter on a rolling four quarter basis:

     Applicable Margin for LIBOR Advances
-----------------------------------------------
Consolidated Leverage Ratio   Applicable Margin
---------------------------   -----------------
            >3.75                    4.00%
           <=3.75                    3.75%
           <=3.25                    3.50%
           <=2.75                    3.25%
           <=2.25                    3.00%
           <=1.75                    2.75%

Notwithstanding the foregoing, until receipt by the Agent of Rowe Companies' audited financial statements for the 2003 fiscal year, the Applicable Margin shall be 4.00%.

     "Monthly Payment Date" means the first Business Day of each calendar month.

     "Payment Date" means each Monthly Payment Date.

     SECTION 6 Default. Article XII of the Lease is hereby amended by (i) deleting the period after paragraph (m) thereof and substituting therefore
";or" and (ii) adding an additional paragraph thereto as follows: "(n) the Fleet Loan Agreement is terminated or is not renewed at its scheduled maturity date (unless such credit facility is refinanced upon substantially the same terms and conditions with a comparable lender and extended through the conclusion of the Base Term), or the Borrowers (as defined in the Fleet Loan Agreement) have less than $3,000,000 in availability under (and as defined in) the Fleet Loan Agreement."

     SECTION 7 Prepayment. As of December 1,2003, the Lessee shall make a payment to the Agent in the amount of $1,304,326.90, so that, after giving effect thereto, the outstanding Funded Amounts shall be equal to $13,000,000. The Agent shall distribute such payment to the Funding Parties, on a pro rata basis, for application to their outstanding Funded Amounts.

     SECTION 8 Modification Fee. As of December 1,2003, the Lessee shall pay to the Agent, for its own account, a modification fee in the amount of $130,000.

     SECTION 9 Document Deliveries. The Lessee shall promptly deliver to the Agent the following, each of which shall be satisfactory in form and substance to the Agent: (i) the certificate of the secretary or an assistant secretary of the Lessee and of the Guarantors certifying to the incumbency of the officers executing this Amendment and attaching resolutions of each of such Persons authorizing the execution and delivery hereof and (ii) an opinion of counsel to the Lessee and the Guarantors.

     SECTTON 10 Reaffirmation of Guaranty. Each Guarantor hereby represents, warrants and affirms that, after giving effect to this Amendment (i) the Guaranty remains in full force and effect and guaranties all of the payment and performance obligations of Rowe Furniture under the Operative Documents, and
(ii) the Guaranty continues to be secured by the collateral pledged in connection therewith.

     SECTION 11 Representations. The Lessee hereby represents, warrants and affirms that, after giving effect to this Amendment, (i) no Event of Default or Potential Event of Default has occurred and is continuing, (ii) the Operative Documents remain in full force and effect and (iii) the deeds of trust executed by Rowe Furniture and dated May 15, 2001 with respect to properties in Christiansburg, Virginia, Salem, Virginia and Butler County, Missouri remain in full force and effect and secure all of the obligations of the Lessee under the Operative Documents.

     SECTION 12 Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile) each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. Each of the Master Agreement, the Lease and the Loan Agreement, as amended hereby, remains in full force and effect. Any reference to the Master Agreement, the Lease or the Loan Agreement from and after the date hereof shall be deemed to refer to the Master Agreement, the Lease or the Loan Agreement, as the case may be, as amended hereby, unless otherwise expressly stated. Rowe Furniture shall promptly pay, or shall reimburse the Agent for, all out-of-pocket costs and expenses incurred by the Agent in connection with this Amendment, including, without limitation, reasonable legal fees and expenses, appraisal costs and environmental assessment fees and expenses.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the year first above written.

                                       ROWE FURNITURE, INC., as Lessee


                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: Garry W. Angle
                                       Title: Asst. Sec.


                                       THE ROWE COMPANIES, INC., as a Guarantor


                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: VP Treasury MGMT
                                       Title: Garry W. Angle


                                       ROWE PROPERTIES, INC., as a Guarantor


                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: Garry W. Angle
                                       Title: Asst. Sec.


                                       STOREHOUSE, INC., as a Guarantor


                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: Garry W. Angle
                                       Title: Asst. Sec.

                                                        Second Omnibus Amendment

                                       ROWE DIVERSIFIED, INC., as a Guarantor


                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: Garry W. Angle
                                       Title: Treasurer


                                       ROWE FURNITURE WOOD PRODUCTS, INC.,
                                       as a Guarantor


                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: Garry W. Angle
                                       Title: Asst. Sec.

                                       SUNTRUST BANK, as Lender and as Agent


                                       By: /s/ Illegible
                                           -------------------------------------
                                       Name Printed: Illegible
                                                     ---------------------------
                                       Title: SVP


                                       ATLANTIC FINANCIAL GROUP, LTD., as Lessor

                                       By: Atlantic Financial Managers, Inc.,
                                           its General Partner


                                           By:
                                               ---------------------------------
                                           Name Printed:
                                                         -----------------------
                                           Title:
                                                  ------------------------------

                                                        Second Omnibus Amendment

                                       ROWE DIVERSIFIED, INC., as a Guarantor


                                       By:
                                           -------------------------------------
                                       Name Printed:
                                                     ---------------------------
                                       Title:
                                              ----------------------------------


                                       ROWE FURNITURE WOOD PRODUCTS, INC., as a
                                       Guarantor


                                       By:
                                           -------------------------------------
                                       Name Printed:
                                                     ---------------------------
                                       Title:
                                              ----------------------------------


                                       SUNTRUST BANK, as Lender and as Agent


                                       By:
                                           -------------------------------------
                                       Name Printed:
                                                     ---------------------------
                                       Title:
                                              ----------------------------------


                                       ATLANTIC FINANCIAL GROUP, LTD., as Lessor

                                       By: Atlantic Financial Managers, Inc.,
                                           its General Partner


                                           By: /s/ Stephen S. Brookshire
                                               ---------------------------------
                                           Name Printed: Stephen S. Brookshire
                                           Title: President

                              As of December 1,2003

The Rowe Companies
Rowe Diversified, Inc.
Rowe Furniture Wood Products, Inc.
Rowe Properties, Inc.
Storehouse, Inc.
Rowe Furniture, Inc.
1650 Tysons Boulevard
Suite 710
McLean, Virginia 22102
Attention: Mr. Gerald M. Birnbach

Ladies and Gentlemen:

     Reference is made to the Loan and Security Agreement dated May 15, 2002 (as amended from time to time, the "Loan Agreement"), among The Rowe Companies, Rowe Diversified, Inc., Rowe Furniture Wood Products, Inc., Rowe Properties, Inc., Storehouse, Inc. and Rowe Furniture, Inc. (Home Elements, Inc. having been merged with and into Storehouse, Inc. and all of the capital stock of The Mitchell Gold Co. having been divested by The Rowe Companies) (hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), the various financial institutions party thereto as lenders (collectively, "Lenders") and Fleet Capital Corporation, a Rhode Island corporation in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, "Agent"). Capitalized terms herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     Agent and Lenders hereby consent to Borrowers' execution and delivery of the Second Omnibus Amendment (and performance in accordance therewith) in the form annexed hereto as Exhibit A and acknowledge and agree that the execution and delivery thereof by Borrowers shall not constitute a Default or an Event of Default under the Loan Agreement or other Loan Documents. Agent and Lenders further acknowledge and agree that the terms of such Second Omnibus Amendment (which, among other things, provide for the extension of the term of the SunTrust Lease through December 1,2008 and allow for an accelerated cash payment of $1,304,326.90 and an increased Amortization Amount (as such term is defined in the SunTrust Lease) of $72,300) are acceptable to Agent and Lenders for purposes of Sections 9.2.22 and 11.1.19 of the Loan Agreement.

     By their signatures hereinbelow, each Borrower acknowledges and agrees with Agent and Lenders as follows:

The Rowe Companies
Rowe Diversified, Inc.
Rowe Furniture Wood Products, Inc.
Rowe Properties, Inc.
Storehouse, Inc.
Rowe Furniture, Inc.
As of December 1,2003
Page 2

          (i) other than the SunTrust Lease Documents and the SunTrust Swap Documents, none of the Existing Lender Loan Documents are in effect as of the date hereof;

          (ii) other than that portion of the Existing Lender Obligations owing by Borrowers under, and evidenced or secured by, the SunTrust Lease Documents and the SunTrust Swap Documents, all of the Existing Lender Obligations have been indefeasibly paid in full;

          (iii) Borrowers no longer are required to make any Cash Flow Recapture payments;

          (iv) Section 9.2.21 of the Loan Agreement shall be of no further force or effect;

          (v) the consent of Agent and Lenders set forth herein is granted to each Borrower in this particular instance in light of the facts and circumstances that presently exist; and

          (vi) Agent's and Lenders' consent as herein granted shall not constitute (a) except as herein provided, a waiver of, or affect or diminish in any way, any of Agent's or Lenders' rights under the Loan Documents, (b) except as herein provided, an amendment, modification or alteration of the Loan Agreement or the other Loan Documents, and (c) a course of dealing or a waiver of Agent's or each Lender's right to withhold its consent for any similar request in the future.

     Agent and Lenders hereby acknowledge and agree that SunTrust Bank, a Georgia banking corporation, is an intended third-party beneficiary hereof for purposes of Sections 4(b) and 21 of the Intercreditor Agreement.

     This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia. This letter agreement may be executed in any number of counterparts or by different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

                                Very truly yours,

                         [Signatures on following page]

The Rowe Companies
Rowe Diversified, Inc.
Rowe Furniture Wood Products, Inc.
Rowe Properties, Inc.
Storehouse, Inc.
Rowe Furniture, Inc.
As of December 1, 2003
Page 3

                                       FLEET CAPITAL CORPORATION, as Agent


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       FLEET CAPITAL CORPORATION, as a Lender


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       THE CIT GROUP/COMMERCIAL SERVICES, INC., as Lender


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------

                                       Accepted, acknowledged and agreed to as
                                       of December 1, 2003.

                                       THE ROWE COMPANIES


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       ROWE DIVERSIFIED INC.,


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title:
                                                  ------------------------------

                    [Signatures continued on following page]

The Rowe Companies
Rowe Diversified, Inc.
Rowe Furniture Wood Products, Inc.
Rowe Properties, Inc.
Storehouse, Inc.
Rowe Furniture, Inc.
As of December 1, 2003
Page 4

                                       ROWE FURNITURE WOOD PRODUCTS, INC.


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       ROWE PROPERTIES, INC.


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       STOREHOUSE, INC.


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       ROWE FURNITURE, INC.


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title:
                                                  ------------------------------

The Rowe Companies
Rowe Diversified, Inc.
Rowe Furniture Wood Products, Inc.
Rowe Properties, Inc.
Storehouse, Inc.
Rowe Furniture, Inc.
As of December 1, 2003
Page 3

                                       FLEET CAPITAL CORPORATION, as Agent


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title: Senior Vice President


                                       FLEET CAPITAL CORPORATION, as a Lender


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title: Senior Vice President


                                       THE CIT GROUP/COMMERCIAL SERVICES, INC., as Lender


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------

                                       Accepted, acknowledged and agreed to as
                                       of December 1, 2003.

                                       THE ROWE COMPANIES


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       ROWE DIVERSIFIED, INC.


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------

                    [Signatures continued on following page]

The Rowe Companies
Rowe Diversified, Inc.
Rowe Furniture Wood Products, Inc.
Rowe Properties, Inc.
Storehouse, Inc.
Rowe Furniture, Inc.
As of December 1, 2003
Page 3

                                       FLEET CAPITAL CORPORATION, as Agent


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       FLEET CAPITAL CORPORATION, as a Lender


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       THE CIT GROUP/COMMERCIAL SERVICES, INC., as Lender


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Title: Vice President and
                                                  Senior Counsel

                                       Accepted, acknowledged and agreed to as
                                       of December 1, 2003.

                                       THE ROWE COMPANIES


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------


                                       ROWE DIVERSIFIED, INC.


                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------

                    [Signatures continued on following page]